Transamerica IDEX Mutual Funds (TA IDEX) (formerly, IDEX Mutual Funds) consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI) (see back cover).

In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.

PLEASE NOTE: THIS PROSPECTUS INCLUDES CLASS I SHARES ONLY. CLASS I SHARES OF THE TA IDEX FUNDS LISTED IN THIS PROSPECTUS ARE CURRENTLY OFFERED FOR INVESTMENT TO THE STRATEGIC ASSET ALLOCATION FUNDS OF AEGON/TRANSAMERICA SERIES FUND, INC. (ATSF): ATSF ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO, ATSF ASSET ALLOCATION -- GROWTH PORTFOLIO, ATSF ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO AND ATSF ASSET ALLOCATION -- MODERATE PORTFOLIO.

TO HELP YOU UNDERSTAND...

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(BULLSEYE ICON)
        OBJECTIVE
        What is the fund's investment objective? Learn about your fund's goal or objective.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES AND POLICIES
        How does the fund go about trying to meet its goal? Read about the types of investments each fund contains and what style of investment philosophy it employs.

(WARNING SIGN ICON)
        PRINCIPAL RISKS
        What are the specific risks for an investor in the fund? Find out what types of risks are associated with each fund.

(GRAPH ICON)
        PAST PERFORMANCE
        What is the investment performance of the fund? See how well each fund has performed in the past year, five years, ten years and since its inception.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES
        How much does it cost to invest in the fund? Learn about each fund's fees and expenses.

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION
        Who manages the fund and how much are they paid? See information about each fund's advisers, as well as the fees paid to them.


AN INVESTMENT IN A TA IDEX FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

November 8, 2004

 TRANSAMERICA IDEX MUTUAL FUNDS -- CLASS I

 (FORMERLY, IDEX MUTUAL FUNDS)
TABLE OF CONTENTS


SECTION A -- FUND DESCRIPTIONS.............
- SPECIALTY FUNDS
  TA IDEX T. Rowe Price Health Sciences....    2
- BOND FUNDS
  TA IDEX PIMCO Real Return TIPS...........    5
  TA IDEX Transamerica Flexible Income
    (formerly IDEX Janus Flexible
    Income)................................    8
  TA IDEX Transamerica Conservative High-
    Yield Bond.............................   11
SECTION B -- SHAREHOLDER INFORMATION.......
  INVESTMENT ADVISER.......................   13
  CLASS I SHARES...........................   15
  FEATURES AND POLICIES....................   15
  DISTRIBUTIONS AND TAXES..................   16
  UNDERWRITING AGREEMENT...................   17
 FINANCIAL HIGHLIGHTS......................   17
EXPLANATION OF STRATEGIES AND
  RISKS -- APPENDIX A......................  A-1
BOND RATINGS -- APPENDIX B.................  B-1

TA IDEX T. ROWE PRICE HEALTH SCIENCES

(FORMERLY, IDEX T. ROWE PRICE HEALTH SCIENCES)

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

THE OBJECTIVE OF TA IDEX T. ROWE PRICE HEALTH SCIENCES IS TO SEEK LONG-TERM CAPITAL APPRECIATION.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve this objective by investing principally in:

   - common stocks

T. Rowe Price will normally invest at least 80% of the fund's assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences"). While the fund can invest in companies of any size, the majority of fund assets are expected to be invested in large- and mid-capitalization companies.

T. Rowe Price divides the health sciences industry into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential T. Rowe Price sees within each area and the outlook for the overall health sciences sector.

T. Rowe Price will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general.

However, when the sub-adviser determines, in its opinion, that stock valuations seem unusually high, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 35% of total assets), futures, options, and hybrids, in keeping with fund objectives. The fund's investments in futures and options are used to manage fund exposure to changes in securities prices; as an efficient means to invest cash; in an effort to enhance income; and to protect the value of the portfolio securities. Call or put options may be purchased or sold on securities, financial indices and foreign currencies. The fund's exposure to these derivatives could be significant.

The fund's investments in hybrid instruments are limited to 10% of total assets.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.
The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investments strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

  WHAT IS A NON-DIVERSIFIED FUND?
  A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

- SECTOR RISK

Because the fund is concentrated in the health sciences industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. The value of the fund's shares may fluctuate more than shares of a fund investing in a broader range of industries. The fund is also considered non-diversified because it may invest more than 5% in securities of any one company, and gains or losses on a single stock may have a greater impact on the fund and the volatility of its share price. Developments that could adversely affect the fund's share price include:
   - increased competition within the health care industry;
   - changes in legislation or government regulations;
   - product liability or other litigation; and
   - the obsolescence of popular products.

- SMALL- AND MID-SIZED COMPANIES

The fund's exposure to small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- GROWTH OR VALUE APPROACH

Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:
   - changes in currency values
   - currency speculation
   - currency trading costs
   - different accounting and reporting practices
   - less information available to the public
   - less (or different) regulation of securities markets
   - more complex business negotiations
   - less liquidity
   - more fluctuations in prices
   - delays in settling foreign securities transactions
   - higher costs for holding shares (custodial fees)
   - higher transaction costs
   - vulnerability to seizure and taxes
   - political instability and small markets
   - different market trading days
   - forward foreign currency contracts for hedging

- DERIVATIVES

Derivatives involve additional risks and costs. Risks include:

   - inaccurate market predictions -- derivatives can reduce the opportunity for gain or result in losses if market prices do not move as anticipated
   - prices may not match -- substantial losses may result when there is movement in the price of financial contracts
   - illiquid markets -- the fund may not be able to control losses if there is no market for the contracts
   - tax consequences -- the fund may have to delay closing out certain positions to avoid adverse tax consequences.
   - leveraging -- certain derivatives can result in unlimited losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

THE FUND IS NON-DIVERSIFIED.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for the investor who is seeking an aggressive approach to capital growth through investment in health science stocks, and can accept the potential for above-average price fluctuations. The fund should not represent an investor's complete investment program or be used for short-term trading purposes.

(GRAPH ICON)
        PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)
                               ------------------

                                    (GRAPH)

                                      2003
                                      ----

                                     34.75%

(1) As of 9/30/2004, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 5.06%.
---------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                         06/30/2003    17.88%
Worst Quarter:                        09/30/2003     1.31%
----------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03(2)

                                                       LIFE OF
                                            ONE YEAR   FUND(3)
--------------------------------------------------------------
Return before taxes                          27.34%     1.42%
Return after taxes on distributions(4)       27.11%     1.33%
Return after taxes on distributions and
sale of fund shares(4)                       17.83%     1.17%
--------------------------------------------------------------
S&P 500                                      28.67%     2.01%
(reflects no deduction for fees, expenses,
or taxes)
--------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) The fund commenced operations on March 1, 2002.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE:The past performance information included in this prospectus is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  1.00%
Distribution and service (12b-1) fees             N/A
Other expenses                                   3.23%
                                            ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES             4.23%
EXPENSE REDUCTION(b)                             2.93%
                                            ---------------
NET OPERATING EXPENSES                           1.30%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03, adjusted for class specific expenses that do not apply to Class I shares.

(b) Contractual arrangement with ATFA through 10/31/05, for expenses that exceed 1.30%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.30%.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $132    $1,016    $1,914     $4,220
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $132    $1,016    $1,914     $4,220
---------------------------------------------------

TA IDEX PIMCO REAL RETURN TIPS

(FORMERLY, IDEX PIMCO REAL RETURN TIPS)

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

THE OBJECTIVE OF TA IDEX PIMCO REAL RETURN TIPS IS TO SEEK MAXIMUM REAL RETURN, CONSISTENT WITH PRESERVATION OF REAL CAPITAL AND PRUDENT INVESTMENT MANAGEMENT.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Pacific Investment Management Company LLC (PIMCO), seeks to achieve this objective by investing principally in Treasury Inflation-Indexed Securities, also referred to as Treasury Inflation Protected Securities or "TIPS".

PIMCO invests, under normal circumstances, at least 80% of the fund's total assets in TIPS of varying maturities. Inflation protected indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of December 31, 2002 was 5.8 years. Additional inflation-protected investments may include inflation-indexed bonds issued by agencies of the U.S. Government, government-sponsored enterprises, non-U.S. governments, U.S. corporations and foreign companies.

Other investments may include mortgage-related securities, including stripped mortgage-related securities; and other fixed income securities, including corporate bonds and notes, asset-backed securities, money market instruments; and derivative instruments and forward commitments relating to the above securities. For a discussion of these securities and others, please refer to the section entitled "Explanation of Strategies and Risks."

PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the fund's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

 WHAT IS DURATION? Duration is a weighted measure of the length of time a bond portfolio will repay its principal and interest. It is a calculation of the percentage change in the portfolio's value if interest rates move up or down in 1% increments. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding the bonds.

 WHAT IS A NON-DIVERSIFIED FUND? A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and its agencies.



(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES. The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:
   - fluctuations in market value
   - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise
   - length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
   - issuers defaulting on their obligations to pay interest or return principal

- INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation.

Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

- DERIVATIVES

Derivatives involve additional risks and costs. Risks include:

   - inaccurate market predictions -- derivatives can reduce the opportunity for gain or result in losses if market prices do not move as anticipated
   - prices may not match -- substantial losses may result when there is movement in the price of financial contracts
   - illiquid markets -- the fund may not be able to control losses if there is no market for the contracts
   - tax consequences -- the fund may have to delay closing out certain positions to avoid adverse tax consequences.
   - leveraging -- certain derivatives can result in unlimited losses

- LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.

- HIGH-YIELD/HIGH-RISK SECURITIES. The risks may include; credit risk; greater vulnerability to economic changes; decline in market value in event of default; and less liquidity.

- HEDGING. The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- TAX CONSEQUENCES. Adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Please see the section title "Shareholder Information -- Distribution and Taxes -- TA IDEX Real Return TIPS" in Shareholder Information.

- CPI-U MEASUREMENT RISK. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods services.

- FOREIGN INVESTING RISK. To the extent the fund holds foreign securities, it will be subject to special risks whether they are denominated in U.S. dollars or foreign currencies. Any investments in non-U.S.-linked inflation-protected bonds run the risk of not being effective in protecting against U.S. inflation. Risks of foreign investments also include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund's share price.

- CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

- MARKET RISK. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

- ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

- LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- MORTGAGE RISK. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

- CURRENCY RISK. When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

- NON-DIVERSIFICATION RISK. Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the Fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

THE FUND IS NON-DIVERSIFIED.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE. This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.
(GRAPH ICON)
        PAST PERFORMANCE

Because the fund commenced operations in March 2003, no reference information is shown for the fund. Performance information will appear in a future version of the prospectus once the fund has a full calendar year of performance information to report to shareholders.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                          CLASS OF SHARES
                                                 I
---------------------------------------------------------
Management fees                                0.70%
Distribution and service (12b-1) fees           N/A
Other expenses                                 0.31%
                                          ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES           1.01%
EXPENSE REDUCTION(b)                           0.01%
                                          ---------------
NET OPERATING EXPENSES                         1.00%
---------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03, adjusted for class specific expenses that do not apply to Class I shares.

(b) Contractual arrangement with ATFA through 10/31/05, for expenses that exceed 1.00%. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
    I                      $102     $321      $557      $1,235
---------------------------------------------------------------

If the shares are not redeemed:

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
    I                      $102     $321      $557      $1,235
---------------------------------------------------------------

TA IDEX TRANSAMERICA FLEXIBLE INCOME

(FORMERLY, IDEX JANUS FLEXIBLE INCOME)

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

The objective of TA IDEX Transamerica Flexible Income is to seek to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing principally in:

    - fixed income debt securities and cash or cash equivalents

The fund will generally invest at least 80% (at market value computed at the time of investment), and may invest all, of its total assets in fixed income debt securities and cash or cash equivalents. With respect to these investments:

    1. At least 50% of the value of the fund's total assets will be invested in
(a) straight debt securities which have a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa*) or Standard & Poor's Corporation (AAA, AA, A or BBB*); (b) securities issued or guaranteed by the United States Government or its agencies or instrumentalities;
(c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody's Commercial Paper Division, Moody's Investors Service, Inc., or A-1 or A-2 by Standard & Poor's Corporation; or (d) cash or cash equivalents; (see Appendix B of this prospectus for a description of these ratings); and

    2. Up to 50% of the value of the fund's total assets may be invested in other straight debt securities which are not rated by Moody's or Standard & Poor's or, if so rated, are not within the grades or ratings referred to above.

Ordinarily, the fund will purchase debt securities having call or refunding protection or securities which are not considered by the fund likely to be called or refunded in the near term, in order to preserve initial annual yields to the fund.

The fund's secondary objective of capital appreciation will be sought primarily through the investments described in the next paragraph. In addition, the fund may, incident to the sale of debt securities, realize capital gains.

The fund may invest not more than 20% of its total assets, at market value, in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities. The fund may exercise any conversion rights or exercise warrants or other rights without regard to the foregoing 20% limitation or 80% requirement. Securities acquired upon conversion or upon exercise of warrants or other rights, or warrants or other rights remaining after the breakup of units or detachment may be retained. However, if as a result of exercising conversion, warrants or other rights, the fund's investments in common stock exceed 5% of its total assets, at market value, the fund will thereafter sell such common stock as is necessary to reduce its investments in common stock to 5% or less of its total assets at market value; provided sales may be made in an orderly manner to the end of avoiding an adverse effect on the price obtainable, and provided further the fund may continue to hold common stock in excess of the foregoing 5% limitation in order to establish a long-term holding period for tax purposes. Sales of common stock to meet the foregoing limitation could be required at a time when, but for such limitation, they would not be made and could result in losses to the fund. The amount which the fund may invest in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities will be reduced by the amount of its investments in common stock.

- SHORT-TERM TRADING
The fund will use short-term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the fund primarily in two situations:

   (a) Market Developments. A security may be sold to avoid depreciation in what the fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

   (b) Yield Disparities. A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the fund believes is a temporary disparity in the normal yield relationship between the two securities (a "yield disparity").

Short-term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Short-term trading techniques will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to any convertible securities which the fund may own, since such securities will usually be purchased when the fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

The fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the fund places a premium upon the ability of the fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. By virtue of short-term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

The fund manager may sell the fund's securities when its expectations regarding market interest rates change or the quality or return changes on investment.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investments strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:
   - changes in interest rates
   - length of time to maturity
   - issuers defaulting on their obligations to pay interest or return principal

- ACTIVE TRADING

The fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs and generate a high level of taxable short-term capital gains, both of which may negatively impact the fund's performance.

- HIGH-YIELD/HIGH RISK SECURITIES
   - credit risk
   - greater sensitivity to interest rate movements
   - greater vulnerability to economic changes
   - decline in market value in event of default
   - less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for investors who want current income enhanced by the potential for capital growth, and who are willing to tolerate fluctuation in principal value caused by changes in interest rates as well as the risks associated with substantial investments in high-yield/high-risk bonds (commonly known as "junk bonds"), or unrated bonds of domestic or foreign issuers.

(GRAPH ICON)
        PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers U.S. Government/Credit index (LBGC), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
--------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                               CLASS A SHARES(1)

                                    (GRAPH)

        1994             1995      1996      1997      1998      1999      2000      2001      2002      2003
        ----             ----      ----      ----      ----      ----      ----      ----      ----      ----
       (4.29)%          18.89%    5.44%     11.57%    7.89%     0.93%     5.87%     6.95%     9.37%     5.53%

(1) As of 9/30/2004, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 3.21%.
--------------------------------------------------------------------------------

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        06/30/1995      6.39%
Worst Quarter:                       03/31/1996     (2.01)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03(2)

                                                        10 YEARS OR
                                   ONE YEAR   5 YEARS   INCEPTION(3)
--------------------------------------------------------------------
Return before taxes                  0.52%     4.67%        6.14%
Return after taxes on
 distributions(4)                   (1.13)%    2.63%        3.75%
Return after taxes on
distributions and sale of fund
shares(4)                            0.44%     2.69%        3.71%
--------------------------------------------------------------------
LBGC                                 4.67%     6.66%        6.98%
(reflects no deduction for fees,
 expenses, or taxes)
--------------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) Date of inception for Class A -- 6/29/1987.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: The past performance information included in this prospectus is for Class
      A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

      Prior to March 1, 2004, a different sub-adviser served as sub-adviser for this fund and the fund had different investment strategies, the performance set forth prior to that date is attributable to that firm.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.79%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.14%
                                            ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.93%
EXPENSE REDUCTION(b)                             0.00%
                                            ---------------
NET OPERATING EXPENSES                           0.93%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03, adjusted for class specific expenses that do not apply to Class I shares.
(b) The fund has a contractual arrangement with ATFA through 10/31/05 for expenses that exceed 1.00%.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $95      $296      $515      $1,143
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $95      $296      $515      $1,143
---------------------------------------------------

TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND

(FORMERLY, IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND)

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)
        OBJECTIVE

THE OBJECTIVE OF TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND IS TO SEEK A HIGH A LEVEL OF CURRENT INCOME BY INVESTING IN HIGH-YIELD DEBT SECURITIES.

(CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES
The fund's sub-adviser, AEGON USA Investment Management, LLC (AUIM), seeks to achieve this objective by principally investing at least 80% of fund assets in a diversified portfolio of:

   - fixed-income securities including investment grade bonds and high-yield/high-risk bonds (commonly known as "junk bonds")

When investing in rated securities, the fund buys those rated B or better by Moody's or S&P. When investing in rated commercial paper, the fund buys those rated Prime-2 or better by Moody's or A-2 or better by S&P. The fund may invest in unrated securities which, in AUIM's judgment, are of equivalent quality. If the rated securities held by the fund are downgraded, AUIM will consider whether to keep these securities.

The fund may not invest in rated corporate securities that are rated below investment grade, if such holdings are more than 75% of its total holdings of securities (other than commercial paper).

Please see Appendix B for a description of bond ratings.

AUIM's strategy is to achieve yields as high as possible while managing risk. AUIM uses a "top down/bottom up" approach in managing the fund's assets. The "top down" approach is to adjust the risk profile of the fund. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decisions regarding the fund's portfolio allocations.

AUIM has developed a proprietary credit model that is the foundation of its "bottom up" analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the fund's portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the "top down" and "bottom up" strategies. An industry may look attractive in one area, but not the other. They can then review the results of their analysis and decide whether or not to proceed with a transaction.

For temporary defensive purposes, the fund may invest some or all of its assets in short-term U.S. government, obligations (Treasury bills) (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

AUIM may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

 WHAT IS "BOTTOM UP" ANALYSIS?
  When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

 WHAT IS A TOP-DOWN APPROACH?
  When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.


(WARNING SIGN ICON)
        PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. Risks include:

   - changes in interest rates

   - length of time to maturity

   - issuers defaulting on their obligations to pay interest or return principal

- HIGH-YIELD/HIGH-RISK SECURITIES

   - credit risk

   - greater vulnerability to economic changes

   - decline in market value in event of default

   - less liquidity

- PROPRIETARY RESEARCH

AUIM's proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Full Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE

This fund may be appropriate for investors who seek high current income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(GRAPH ICON)
        PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch High Yield Master Index (Merrill Lynch), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
--------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)
                               CLASS A SHARES(1)

                                    (GRAPH)

        1994             1995      1996      1997      1998      1999      2000      2001      2002      2003
        ----             ----      ----      ----      ----      ----      ----      ----      ----      ----
       (4.02)%          18.43%    9.45%     11.53%    4.33%    (0.34)%    4.18%     4.36%     1.66%     20.12%

--------------------------------------------------------------------------------
(1) As of 9/30/2004, the end of the most recent calendar quarter, the fund's year to date return for Class A shares was 4.20%.

                                    QUARTER ENDED   RETURN
CLASS A SHARES:                     -------------   ------
Best Quarter:                        06/30/2003      7.12%
Worst Quarter:                       06/30/2002     (2.82)%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03(2)

                                                    10 YEARS OR
                               ONE YEAR   5 YEARS   INCEPTION(3)
----------------------------------------------------------------
Return before taxes             14.41%     4.04%        5.85%
Return after taxes on
  distributions(4)              11.93%     1.27%        2.80%
Return after taxes on
distributions and sale of
fund shares(4)                   9.24%     1.69%        3.05%
----------------------------------------------------------------
Merrill Lynch                   27.23%     5.47%        7.23%
(reflects no deduction for
  fees,
expenses, or taxes)
----------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(3) Date of inception for Class A -- 6/14/1985.
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: The past performance information included in this prospectus is for Class
      A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.
(DOLLAR SIGN ICON)
        FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)

                                            CLASS OF SHARES
                                                   I
-----------------------------------------------------------
Management fees                                  0.60%
Distribution and service (12b-1) fees             N/A
Other expenses                                   0.11%
                                            ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.71%
EXPENSE REDUCTION(b)                             0.00%
                                            ---------------
NET OPERATING EXPENSES                           0.71%
-----------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03, adjusted for class specific expenses that do not apply to Class I shares.

(b) The fund has a contractual arrangement with ATFA through 10/31/05, for expenses that exceed 0.80%.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $73      $227      $395       $883
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    I          $73      $227      $395       $883
---------------------------------------------------

SECTION B -- SHAREHOLDER INFORMATION

INVESTMENT ADVISER


TA IDEX is run by a Board of Trustees.

The assets of each fund are managed by an investment adviser, who in turn selects sub-advisers, who have hired fund managers. All such advisers to the funds are supervised by the Board of Trustees. You can find information about the TA IDEX Trustees and officers in the SAI.

AEGON/TRANSAMERICA FUND ADVISERS, INC. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as the investment adviser for TA IDEX.

The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is based on the average daily net assets of each fund, and is paid at the rates shown in the table below.

ATFA is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Great Companies is a 47.5% owned indirect subsidiary of AUSA. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. Great Companies, AUMI and TIM are affiliates of ATFA and TA IDEX.

ATFA or its affiliates may pay, out of its own resources and not out of fund assets, for distributions and/or administrative services provided by broker-dealers and other financial intermediaries.

AEGON/Transamerica Series Fund, Inc. (ATSF) received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) (Order) that permits TA IDEX and its investment adviser, ATFA, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Here is a listing of the sub-advisers and the funds they manage:


SUB-ADVISER                  FUND NAME
-----------                  ---------
AUMI             TA IDEX Transamerica Conservative
                   High-Yield Bond
PIMCO            TA IDEX PIMCO Real Return TIPS
TIM              TA IDEX Transamerica Flexible
                   Income
T. Rowe Price    TA IDEX T. Rowe Price Health
                   Sciences

 ------------------------------------------------------------------------------
 ADVISORY FEE SCHEDULE -- ANNUAL RATES
 ------------------------------------------------------------------------------

                                              TA IDEX
                                               PIMCO
AVERAGE DAILY                               REAL RETURN
NET ASSETS                                     TIPS
---------------------------------------------------------
All                                            0.70%
---------------------------------------------------------

                                              TA IDEX
                                           TRANSAMERICA
AVERAGE DAILY                              CONSERVATIVE
NET ASSETS                                HIGH-YIELD BOND
---------------------------------------------------------
All                                            0.60%
---------------------------------------------------------

                                             TA IDEX
AVERAGE DAILY                             T. ROWE PRICE
NET ASSETS                               HEALTH SCIENCES
------------------------------------------------------------
First $500 million                             1.00%
------------------------------------------------------------
over $500 million                              0.95%
------------------------------------------------------------

                                              TA IDEX
AVERAGE DAILY                              TRANSAMERICA
NET ASSETS                                FLEXIBLE INCOME
---------------------------------------------------------
First $100 million                              0.80%
---------------------------------------------------------
over $100 million up to $250 million           0.775%
---------------------------------------------------------
over $250 million                              0.675%
---------------------------------------------------------


For the fiscal year ended October 31, 2003, each fund paid the following management fee as a percentage of the fund's average daily net assets, after reimbursement and/or fee waivers (if applicable):



TA IDEX PIMCO Real Return TIPS                                0.22%
TA IDEX T. Rowe Price Health Sciences                         0.76%
TA IDEX Transamerica Conservative High-Yield Bond             0.60%
TA IDEX Transamerica Flexible Income                          0.82%

Day-to-day management of the investments in each fund is the responsibility of the fund manager. The fund managers for TA IDEX are:


TA IDEX PIMCO REAL RETURN TIPS

JOHN B. BRYNJOLFSSON, Managing Director of PIMCO, leads the investment team that manages this fund. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since that time.

PIMCO has provided investment advisory services since 1971.


TA IDEX T. ROWE PRICE HEALTH SCIENCES


An Investment Advisory Committee is responsible for management of the fund. KRIS
H. JENNER, MD, Chairman, has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. He was elected chairman of the fund's committee in 2002. He joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998. From 1995 through 1997, while on leave from the general surgery residency program at the Johns Hopkins Hospital, he was a post doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School.


TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND


DAVID R. HALFPAP, CFA, has served as manager of this fund since its inception. He has been employed by AUMI since 1975 and currently is a senior vice president.

BRADLEY J. BEMAN, CFA, became a co-manager of this fund in August 1998. He joined AUMI in 1988 after working in various capacities with AEGON USA, Inc. and Life Investors Insurance Company of America.

AUMI has provided investment advisory services to various clients since 1989.


TA IDEX TRANSAMERICA FLEXIBLE INCOME


PETER O. LOPEZ, Vice President & Director of Research, Fixed Income. Peter O. Lopez is Vice President and Director of Research, Fixed Income at TIM. Mr. Lopez manages sub-advised funds and institutional accounts in the fixed income discipline. Prior to joining TIM, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000.

HEIDI HU, Senior Vice President & Head of Fixed Income Investments. Ms. Hu is the Lead Manager of the Transamerican Premium Balanced Fund and of the Transamerica Premium Bond Fund. She also manages sub-advised fund and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company.

CLASS I SHARES

Class I shares of the TA IDEX funds in this prospectus are currently offered for investment to the strategic asset allocation funds of AEGON/Transamerica Series Fund, Inc. (ATSF): ATSF Asset Allocation -- Conservative Portfolio, ATSF Asset Allocation -- Growth Portfolio, ATSF Asset Allocation -- Moderate Growth Portfolio and ATSF Asset Allocation -- Moderate Portfolio.

FEATURES AND POLICIES


MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

THE TA IDEX BOARD OF TRUSTEES HAS APPROVED POLICIES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts.) However, the funds reserve the right to determine less active trading to be "excessive" or related to market timing.

While TA IDEX discourages market timing and excessive short-term trading, it cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, implementation of the funds' restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.


PRICING OF SHARES



Each fund's price (NAV) is calculated on each day the New York Stock Exchange
(NYSE) is open for business.

The NAV of fund shares is not determined on days the NYSE is closed (generally New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The NAV of each class is calculated by dividing its assets less liabilities by the number of its shares outstanding.



If TA IDEX receives your request in good order by regular closing time of the NYSE (usually 4 p.m. New York time), you will pay or receive that day's NAV plus any applicable sales charges. If later, it will be priced based on the next days' NAV. Share rates may change when a fund holds shares in companies traded on foreign exchanges that are open on days the NYSE is closed. Orders for shares of the TA IDEX Asset Allocation funds and corresponding orders for the TA IDEX underlying funds in which they invest are priced on the same day when orders for shares of the TA IDEX Asset Allocation funds are received. Thus, receipt in good order of a request for shares of the TA IDEX Asset Allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive that day's NAV.



In determining NAV, each fund's portfolio investments are valued at market value. Investments for which quotations are not readily available are valued at fair value determined in good faith under the supervision of the Board of Trustees. More information about this topic may be found in the funds' SAI.


INVESTMENT POLICY CHANGES


TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Flexible Income and TA IDEX Transamerica Conservative High-Yield Bond, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.


NOTE: Unless expressly designated as fundamental, all policies and procedures of the funds may be changed by the TA IDEX Board of Trustees without shareholder approval. To the extent authorized by law, TA IDEX and each of the funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

TA IDEX PIMCO REAL RETURN TIPS

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to inflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

PERFORMANCE

TA IDEX may include quotations of a fund's total return or yield in advertisements, sales literature, reports to shareholders, or to prospective investors. Total return and yield quotations for a fund reflect only the performance of a hypothetical investment in the fund during the particular time period shown as calculated based on the historical performance of the fund during that period. Such quotations do not in any way indicate or project future performance.

YIELD

Yield quotations for a fund refer to the income generated by a hypothetical investment in the fund over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a fund held for a stated period of time as of a stated ending date. When a fund has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a fund's investment advisory fees and direct fund expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the fund when made.


DISTRIBUTIONS AND TAXES



TAXES ON DISTRIBUTIONS IN GENERAL



Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors generally will not be required to pay any tax on distributions. If a fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

UNDERWRITING AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public.

FINANCIAL HIGHLIGHTS

Financial Highlights are not included in this prospectus because Class I shares commenced operations on November 8, 2004.

                      EXPLANATION OF STRATEGIES AND RISKS
                                   APPENDIX A

HOW TO USE THIS SECTION

In the discussions of the individual fund(s) in which you invest, you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION. The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified.

Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.


All of the funds (except TA IDEX T. Rowe Price Health Sciences and TA IDEX PIMCO Real Return TIPS) qualify as diversified funds under the 1940 Act. The diversified funds are subject to the following diversification requirements (which are set forth in full in the SAI):


- As a fundamental policy, with respect to 75% of the total assets of a fund, the fund may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some funds, in other types of cash items.

- As a fundamental policy with respect to 75% of the total assets of a fund, the fund will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the fund's total assets.


TA IDEX PIMCO Real Return TIPS and TA IDEX T. Rowe Price Health Sciences each reserves the right to become a diversified investment company (as defined by the 1940 Act).


CONCENTRATION. Unless otherwise stated in a fund's objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies.

INVESTING IN COMMON STOCKS. Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell fund shares, causing you to lose money. This is called market risk.

INVESTING IN PREFERRED STOCKS. Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in bonds," below.)

INVESTING IN "CONVERTIBLES," PREFERRED STOCKS, AND BONDS. Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price inversely to interest rates as the common stock does, adding to their market risk.

VOLATILITY. The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS. Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's and S&P. The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

- LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

- LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

Please see Appendix A for a description of bond ratings.

INVESTING IN FOREIGN SECURITIES. Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

- CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of your fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

- CURRENCY TRADING COSTS. Some funds also invest in American Depositary Receipts
  (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The fund incurs costs when it converts other currencies into dollars, and vice-versa.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND DERIVATIVES. Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include:

DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and sway agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note.

The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

INVESTING IN STOCK INDEX FUTURES. Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- inaccurate market predictions

- imperfect correlation

- illiquidity

- tax consequences

- potential unlimited loss

- volatile net asset value due to substantial fluctuations in the value of these futures

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline.

Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.

ZERO COUPON SECURITIES. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

GENERAL OBLIGATION BONDS. General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

SPECIAL REVENUE BONDS. Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds. Investors in these bonds are exposed to the credit standing of the municipality. If the municipality defaults on the bonds, there may be a loss on the investment.

PRIVATE ACTIVITY BONDS. Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to Alternate Minimum Tax (AMT).

TAX INCREMENT FINANCING BONDS. Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments are tax exempt securities that require the Issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the Issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

INVESTING IN TAX-EXEMPT SECURITIES. Some municipal obligations pay interest that, while tax-exempt, may be considered a "preference item" for determining the federal alternative minimum tax. This may result in your paying more tax than you would have otherwise. Also, Congress periodically threatens to limit or do away with the tax exemption on municipal obligations. If that happened, it could substantially reduce the value of your fund's assets.

INVESTING IN SPECIAL SITUATIONS. Each fund may invest in "special situations" from time to time. Special situations arise when, in the opinion of a fund manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

- a new product or process

- a management change

- a technological breakthrough

- an extraordinary corporate event

- a temporary imbalance in the supply of, and demand for, the securities of an Issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund's investment in a situation.

PORTFOLIO TURNOVER. A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds, although certain tax rules may restrict a fund's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.


INVESTMENT STRATEGIES. A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the Fund's SAI.

GROWTH INVESTING. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may underperform other funds that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds typically will underperform when value investing is in favor.

VARIOUS INVESTMENT TECHNIQUES. Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the fund's portfolio of investments and are not used for leverage. Use of such strategies may result in a fund manager's failure to achieve the fund's goals. Also, limiting losses in this manner may cap possible gains.


RESERVE INVESTMENT FUNDS. TA IDEX T. Rowe Price Health Sciences may invest in money market instruments directly or indirectly through investment in an internally managed money market fund, the T. Rowe Price Reserve Investment Funds, Inc. (Reserve Fund). The T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, each a series of the Reserve Fund, are advised by T. Rowe Price and charge no advisory fees to the investment manager, but other fees may be incurred which may result in a duplication of fees. Further information is included in the SAI.


IPOs.  IPOs are subject to specific risks which include:

- high volatility

- no track record for consideration

- securities are less liquid

- earnings are less predictable

TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR SECTOR RISK. A fund may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

SHORT SALES. A fund may sell securities "short against the box." A short sale is the sale of a security that the fund does not own. A short sale is "against the box" if at all times when the short position is open, the fund owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The fund may outperform or underperform other funds that employ a different investment style. The fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

                                  BOND RATINGS
                                   APPENDIX B

BRIEF EXPLANATION OF RATING CATEGORIES

                                     BOND RATING                           EXPLANATION
                                     -----------                           -----------
STANDARD & POOR'S CORPORATION         AAA          Highest rating; extremely strong capacity to pay principal and interest.
                                      AA           High quality; very strong capacity to pay principal and
                                                   interest.
                                      A            Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                      BBB          Adequate capacity to pay principal and interest; normally
                                                   exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                                      BB,B, and    Predominantly speculative with respect to the issuer's
                                      CC,CC,C      capacity to meet required interest and principal payments.
                                                   BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                                   outweighed by large uncertainties or major risk exposure to adverse conditions.
                                      D            In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to" BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.       Aaa          Highest quality, smallest degree of investment risk.
                                      Aa           High quality; together with Aaa bonds, they compose the
                                                   high-grade bond group.
                                      A            Upper-medium grade obligations; many favorable investment
                                                   attributes.
                                      Baa          Medium-grade obligations; neither highly protected nor
                                                   poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                      Ba           More uncertain, with speculative elements. Protection of
                                                   interest and principal payments not well safeguarded during good and bad times.
                                      B            Lack characteristics of desirable investment; potentially
                                                   low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                                      Caa          Poor standing, may be in default; elements of danger with
                                                   respect to principal or interest payments.
                                      Ca           Speculative in a high degree; could be in default or have
                                                   other marked short-comings.
                                      C            Lowest-rated; extremely poor prospects of ever attaining
                                                   investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                            NOTICE OF PRIVACY POLICY

At Transamerica IDEX Mutual Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in order to provide our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

WHAT INFORMATION WE COLLECT AND FROM WHOM WE COLLECT IT

We may collect nonpublic personal information about you from the following sources:

- Information we receive from you on applications or other forms, such as your name, address and account number;

- Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

- Information we receive from non-affiliated third parties, including consumer reporting agencies.

"Nonpublic personal information" is nonpublic information about you that we obtain in connection with providing a financial product or service to you.

WHAT INFORMATION WE DISCLOSE AND TO WHOM WE DISCLOSE IT

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements.

OUR SECURITY PROCEDURES

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

                    THIS PAGE IS NOT PART OF THE PROSPECTUS

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                      St. Petersburg, Florida, 33716-1202

              INVESTMENT ADVISER:                                      CUSTODIAN:
     AEGON/Transamerica Fund Advisers, Inc.                  Investors Bank & Trust Company
              570 Carillon Parkway                          200 Clarendon Street, 16th Floor
       St. Petersburg, Florida 33716-1202                     Boston, Massachusetts 02116

                  DISTRIBUTOR:                          INDEPENDENT REGISTERED CERTIFIED PUBLIC
          AFSG Securities Corporation                               ACCOUNTING FIRM:
             4333 Edgewood Road NE                             PricewaterhouseCoopers LLP
            Cedar Rapids, Iowa 52499                        101 E. Kennedy Blvd., Suite 1500
                                                                  Tampa, Florida 33602

                                 SUB-ADVISERS:

      AEGON USA INVESTMENT MANAGEMENT, LLC
      4333 Edgewood Road NE
      Cedar Rapids, Iowa 52499


      PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

      840 Newport Center Drive
      Newport Beach, California 92660


      T. ROWE PRICE ASSOCIATES, INC.

      100 East Pratt Street
      Baltimore, Maryland 21202


      TRANSAMERICA INVESTMENT MANAGEMENT, LLC

      1150 South Olive Street, Suite 2700
      Los Angeles, California 90015

          SEND YOUR CORRESPONDENCE TO:                             CUSTOMER SERVICE:
         Transamerica IDEX Mutual Funds                   (888) 233-IDEX (4339) toll free call
                P.O. Box 219945                         Hours: 8 a.m. to 8 p.m. Monday - Friday
           Kansas City, MO 64121-9945

                        IDEX WEBSITE: www.idexfunds.com

Both the principal value and returns of investments will fluctuate over time, so an investor's shares, when redeemed, may be worth more or less than their original cost.

                               www.idexfunds.com
 Transamerica IDEX Mutual Funds - P. O. Box 9012 - Clearwater, FL - 33758-9012
      Investor Services 1-888-233-4339 - Financial Advisors 1-800-851-7555
             Distributor: AFSG Securities Corporation, Member NASD

      SHAREHOLDER INQUIRIES AND TRANSACTION REQUESTS SHOULD BE MAILED TO:
   TRANSAMERICA IDEX MUTUAL FUNDS P.O. BOX 219945 KANSAS CITY, MO 64121-9945

ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated November 8, 2004, and in the Fund's Annual and Semi-Annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained, upon payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102. Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the Annual and Semi-Annual reports, without charge, or to make other inquiries about these funds, call or write to Transamerica IDEX Mutual Funds at the phone number or address above. In the Transamerica IDEX Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

The Investment Company Act File Number for Transamerica IDEX Mutual Funds is:
811-04556.